UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 8, 2004

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On December 8, 2004, we will hold our annual investor conference, at which slides regarding our recent performance, strategy to restore growth, progress on executing the strategy and financial outlook will be presented. Copies of certain of the slides are attached hereto as Exhibit 99.2 and incorporated herein by reference.

In the investor conference presentation, the press release, and our other public statements in connection with the presentation and the press release, we used the following financial measures that are not measures of financial performance under U.S. generally accepted accounting principles (non-GAAP financial measures):

•	“Free cash flow” which is calculated as net cash flow from operating activities less net cash flow used by investing activities.

•	“Adjusted operating profit” for the 36 weeks ended September 11, 2004 is defined as operating profit excluding the following:

•	impact of Southern California labor strike;

•	Dominick’s store closures; and

•	certain health and welfare plan contributions.

•	“Adjusted operating profit” for the 36 weeks ended September 6, 2003 is defined as operating profit excluding the following:

•	certain restructuring and other expenses;

•	cumulative effect of accounting change;

•	goodwill and SFAS 144 impairment charges relating to the planned sale of Dominick’s; and

•	tax benefit on the planned sale of Dominick’s, which was subsequently reversed in the fourth quarter of 2003.

•	“Adjusted earnings per share” for the 36 weeks ended September 11, 2004 is defined as earnings per share excluding the following:

•	impact of Southern California labor strike;

•	Dominick’s store closures; and

•	certain health and welfare plan contributions.

•	“Adjusted earnings per share” for the 36 weeks ended September 6, 2003 is defined as earnings per share excluding the following:

•	certain restructuring and other expenses;

•	cumulative effect of accounting change;

•	goodwill and SFAS 144 impairment charges relating to the planned sale of Dominick’s; and

•	tax benefit on the planned sale of Dominick’s, which was subsequently reversed in the fourth quarter of 2003.

•	“Adjusted net cash flow from operations” is defined as net cash flow from operations excluding the impact of the Southern California labor strike on operating profit after tax.

•	“Free cash flow” from 1998 to 2003, which is calculated as net cash flow from operating activities less net cash flow used by investing activities less net cash used for acquisitions.

Reconciliations of “free cash flow” to GAAP cash flow are provided in the press release and in this report on Form 8-K. Reconciliations of “adjusted operating profit” to reported operating profit, “adjusted earnings per share” to reported earnings per share, “adjusted net cash flow from operations” to reported net cash flow from operating activities, and “free cash flow from 1998 to 2003” to GAAP cash flow for years 1998 to 2003 are provided in this report on Form 8-K. Each of these non-GAAP measures provides information regarding various aspects of the cash that our business generates, which management believes is useful to understanding our business.

Management believes that excluding certain non-cash charges and other items in “adjusted operating profit”, “adjusted earnings per share” and “adjusted net cash flow from operations” provides useful financial measures that will facilitate comparisons of our operating results before, during and after such expenses are incurred, as well as facilitating comparisons of our performance with that of other companies that might not have the non-cash charges, health and welfare plan contribution and strike effects that we have experienced.

Management also believes that investors, analysts and other interested parties view our “adjusted operating profit”, “adjusted earnings per share” and “adjusted net cash flow from operations” as indicators of our ongoing operating performance.

“Free cash flow” is a useful indicator of Safeway’s ability to service debt and fund share repurchases that management believes will enhance stockholder value. A portion of the free cash flow that the Company generates in 2004 and 2005 is expected to be spent on mandatory debt service requirements or other non-discretionary expenditures.

These non-GAAP financial measures should not be considered as an alternative to GAAP earnings per share as a measure of performance, or as an alternative to net cash from operating activities or other increases and decreases in cash as shown on Safeway’s Consolidated Statement of Cash Flows for the periods indicated as a measure of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies in our industry may calculate “adjusted operating profit”, “adjusted earnings per share”, “free cash flow” and other non-GAAP measures differently than we do, limiting their usefulness as comparative measures.

Because of these limitations, our non-GAAP financial measures should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally.

Item 8.01. Other Events.

On December 8, 2004, Safeway issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated December 8, 2004 of Safeway Inc.

99.2	Slides Presented at December 8, 2004 Investor Conference.

SAFEWAY INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(Dollars in millions, except per share amounts)

(unaudited)

	36 Weeks Ended September 6, 2003							36 Weeks Ended September 11, 2004
	As reported	EITF 02-16 Accounting Change	Restructuring and other expenses	Dominicks long-lived asset impairment charges	Dominicks Goodwill impairment	Dominicks tax benefit on planned sale	Adjusted	As reported	Estimated Strike Impact	Dominicks Store closures	Health and welfare contribution	Adjusted
Operating profit	$896.0	$10.3	$25.5	$120.8	$256.5	$—	$1,309.1	$766.7	$352.2	$45.7	$19.7	$1,184.3
Earnings per share – Diluted	$1.18	$0.01	$0.04	$0.16	$0.56	$(0.56)	$1.40	$0.80	$0.48	$0.06	$0.03	$1.37

Reconciliation of free cash flow and net cash flow from operations

(in millions)

	36 Weeks ended September 11, 2004	Impact of Vons Strike on Operating Profit After Tax	36 Weeks ended September 11, 2004 Adjusted
Net cash flow from operating activities	$1,526.0	217.0	1,743.0
Net cash flow used by investing activities	(646.6)		(646.6)

Free cash flow	$879.4	$217.0	$1,096.4

36 Weeks ended September 06, 2003
Net cash flow from operating activities	$1,416.9
Net cash flow used by investing activities	(465.5)

Free cash flow	951.4

Reconciliation of free cash flow

(in millions)

	36 Weeks ended September 11, 2004	2003	2002	2001	2000	1999	1998
Net cash flow from operating activities	$1,526.0	$1,609.6	$2,034.7	$2,232.3	$1,901.1	$1,488.4	$1,252.7
Net cash flow used by investing activities	(646.6)	(795.0)	(1,395.7)	(2,242.3)	(1,481.0)	(2,064.3)	(2,186.4)
Net cash used for acquisitions	—	—	—	523.1	—	824.2	1,144.9

Free cash flow	$879.4	$814.6	$639.0	$513.1	$420.1	$248.3	$211.2

Forward Looking Statement

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, estimates of earnings per share, capital expenditures, free cash flow, identical store sales growth, square footage growth, store openings and remodels and the effects of the Southern California strike, including the improvement of sales since the strike, and are indicated by words or phrases such as “guidance,” “on-going,” “expects,” “estimate,” and similar words or phrases. These statements are based on Safeway’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, including general business and economic conditions, competitive factors, currency valuations, results of our programs to reduce costs, increase sales and improve capital management, achievement of operating improvements in companies that we acquire, labor costs, labor disputes that may arise from time to time, including the effect of the Southern California labor dispute, the resolution of a lawsuit challenging certain provisions of the agreement with Kroger and Albertson’s that arose out of the multi-employer bargaining process in Southern California and work stoppages that could occur in areas where certain collective bargaining agreements have expired or are on indefinite extensions or are scheduled to expire in the near future, unanticipated events or changes in future operating results, financial condition, real estate matters, including dispositions and impairments, or business over time, or unfavorable legislative, regulatory, tax or judicial developments, that could cause actual events and results to vary significantly from those included in or contemplated by such statements. The company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so. Please refer to Safeway’s reports and filings with the Securities and Exchange Commission, including the Annual Report to Stockholders, Safeway’s most recent Form 10-K and subsequent Quarterly Reports on Form 10-Q for a further discussion of these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: December 8, 2004	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated December 8, 2004 of Safeway Inc.

99.2	Slides Presented at December 8, 2004 Investor Conference.